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Exhibit 10.6.5 Quaker City Federal Savings and Loan Association Three Year
               Employment Agreement Renewal and Extension Acknowledgment between Quaker City Federal Savings and Loan Association and Frederic R. McGill dated July 1, 1999.



               QUAKER CITY FEDERAL SAVINGS AND LOAN ASSOCIATION
                        THREE YEAR EMPLOYMENT AGREEMENT
                     RENEWAL AND EXTENSION ACKNOWLEDGMENT



Name of Executive:      Frederic R. (Rick) McGill
                  -----------------------------------------



The undersigned executive does hereby acknowledge that, at their regularly scheduled meeting on June 17, 1999, the Board of Directors of Quaker City Federal Savings and Loan Association acted to renew and extend the Quaker City Federal Savings and Loan Association Three Year Employment Agreement with the undersigned executive to a full thirty-six (36) month term, until June 30, 2002.


Dated this ___1st___ day of ______July___________, A.D., ____1999____________



                                               QUAKER CITY FEDERAL SAVINGS AND
                                               LOAN ASSOCIATION



/s/Frederic R. McGill                          By: /s/Jerome L. Thomas
----------------------------------------          ------------------------------
Executive                                         Chairman of the Board